[LOGO OF            Investing
EATON VANCE         for the
MUTUAL FUNDS        21st
APPEARS HERE]       Century

                                                              [PHOTO OF THE
                                                              STATUE OF LIBERTY
                                                              APPEARS HERE]
Annual Report December 31, 1997

[PHOTO OF GOVERNMENT
BUILDING APPEARS HERE]                EV
                                   MARATHON
                                  GOVERNMENT
                                  OBLIGATIONS
                                     FUND

                                  Eaton Vance
                     Global Management-Global Distribution


[PHOTO OF AMERICAN
 FLAG APPEARS HERE]

                                                                        Marathon

EV Marathon Government Obligations Fund as of December 31, 1997

Letter to Shareholders

[PHOTO OF M. DOXLER GORDNAR APPEARS HERE]

M. DOXLER GORDNAR,
PRESIDENT

EV Marathon Government Obligations Fund had a total return of 6.6% for the year ended December 31, 1997/1/. That return was the result of a decline in net asset value per share from $9.19 on December 31, 1996 to $9.14 on December 31, 1997, and the reinvestment of $0.636 in dividends. By comparison, the Lehman Brothers Intermediate Government Bond Index - a widely recognized, unmanaged index of intermediate-maturity U.S. government bonds - had a total return of 7.7% for the same period/2/.

Based on the Fund's most recent dividend and a net asset value per share of $9.14, the Fund had a distribution rate of 6.78% on December 31/3/. The Fund's SEC 30-day yield was 4.89% on December 31/4/.

Moderate economic growth and low inflation boost the bond market...
The economy was marked by healthy growth accompanied by continued low inflation in 1997, a very favorable backdrop for the bond market. Third quarter GDP grew at a 3.1% pace, up from 1.0% for the same period a year earlier. Meanwhile, inflation for the year was 1.7%, as measured by the Consumer Price Index. Bond market performance was especially impressive when matched against a falling unemployment rate. The jobless rate declined to just 4.6% in November, its lowest level in 24 years.

Anticipation of a balanced budget added further support to bonds in 1997...
The market was encouraged by news that the U.S. budget deficit is narrowing at a faster pace than expected. Strong tax receipts, combined with modest spending restraints, have raised the possibility of a balanced budget in coming years. A balanced budget would likely reduce the government's financing needs and further improve the prospects for government bond investors.

Amid the turmoil of the Asian markets, the U.S. bond markets witnessed a flight to quality...
In October, as deteriorating economic fundamentals overtook many of the fast-growth Asian markets, many global investors sought the quality and relative stability of the U.S. bond market. A reputation for high quality and attractive yields have long been characteristic of mortgage-backed securities, making them a prime investment alternative for conservative, income-oriented investors. In the pages that follow, portfolio manager Susan Schiff discusses recent events in the mortgage securities market and offers her thoughts on the year ahead.


                             Sincerely,

                             /s/ M. Dozier Gardner

                             M. Dozier Gardner
                             President
                             February 9, 1998


--------------------------------------------------------------------------------

Fund Information
as of December 31, 1997

Performance/5/
Average Annual Total Returns (at net asset value)
-------------------------------------------------------------

One year                                                 6.6%
Life of Fund (11/1/93)                                   5.1


SEC Average Annual Total Returns (including applicable CDSC)
-------------------------------------------------------------
One year                                                 1.6%
Life of Fund (11/1/93)                                   4.7

Diversification by Sectors/6/
-------------------------------------------------------------

[PIE CHART APPEARS HERE]

CMOs                                                     0.9%
Govt. National Mortgage Assn.                            9.8%
U.S. Treasury                                           16.3%
Federal Home Loan Mortgage Corp.                        33.8%
Federal National Mortgage Assn.                         39.0%
Commercial Paper                                         0.2%

/1/ This return does not include the Fund's applicable contingent deferred sales charge.

/2/ It is not possible to invest directly in an Index.

/3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the offering price.

/4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

/5/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect applicable CDSC based on the following schedule: 5%-1st year; 5%-2nd year; 4%-3rd year; 3%- 4th year; 2%-5th year; 1%-6th year.

/6/ Sector weightings are determined by dividing the total market value of the holdings by the total net investments of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Marathon Government Obligations Fund as of December 31, 1997

Management Discussion

[PHOTO OF SUSAN SCHIFF APPEARS HERE]

Susan Schiff
Portfolio Manager

An interview with Susan Schiff, portfolio manager of Government Obligations Portfolio.

Q: Susan, how would you characterize the bond market during the past year?

A: The year was certainly a good one for the bond market in general. Balanced economic growth and low inflation contributed to a very favorable environment for bonds. However, while the long-term Treasury market fared very well, the mortgage-backed securities (MBS) market underperformed slightly, amid higher volatility.

Q: Why did the MBS market lag the Treasury market?

A: There were several reasons. First, while the decline in interest rates was felt in all maturities, the largest declines by far were in the longer maturities. For example, 30-year Treasury bond yields declined to 5.92% on December 31 from 6.64% a year earlier: a decline of 72 basis points (.72%). In contrast, 3-year Treasury yields fell to 5.67% from 6.01% a year earlier: a decline of just 34 basis points (.34%). The effective average maturity of the Portfolio was 3.5 years at December 31.

A second reason was that, at the outset of 1997, yield spreads, the difference in yields between mortgage-backed securities and Treasuries, had become very narrow by historical standards. For low-coupon MBS, spreads were in the 70-to-100 basis point range (.7%-to-1%), while higher-coupon spreads were from 95-to-115 basis points (.95%-to-1.15%). As a result, there was very little room for additional narrowing as the market rallied further.

Finally, with interest rates moving lower, investors in MBS became increasingly concerned that prepayment rates would increase. That tended to limit further upside moves for mortgage securities.

Q: How have you structured the Portfolio in recent months?

A: I've continued the Portfolio's traditional emphasis on the seasoned segment of the mortgage-backed market. At December 31, 1997 roughly 56% of the Portfolio was invested in seasoned low-coupon securities; another 26% was in seasoned high-coupon MBS; 16% was in Treasury securities; and 2% was in collateralized mortgage obligations.

--------------------------------------------------------------------------------

Prepayment Rates/1/
-----------------------------------------------------
Government Obligations Portfolio vs. Generic 9% FNMAs

[LINE GRAPH APPEARS HERE]

/1/Chart compares annualized monthly principal prepayment rates of the Portfolio's seasoned mortgage-backed securities (green line) with those of generic 30-year FNMA 9% mortgage-backed securities.
   Sources: Lehman Brothers; Bloomberg L.P.; Eaton Vance Management.

   Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Marathon Government Obligations Fund as of December 31, 1997

Management Discussion Cont'd

Q: Have you made any changes to the Portfolio within that framework?

A: Yes, some modest adjustments. As I indicated, the Portfolio focuses primarily on the seasoned segment of the mortgage-backed securities market. Unlike generic MBS, seasoned securities tend to have very predictable prepayment rates and are significantly less sensitive to changes in interest rates.

In a lower interest rate environment, such as the one we have witnessed in the past year, there is the likelihood that homeowners may elect at some point to refinance their mortgages. Therefore, we have focused more intently on older mortgage securities within the seasoned sector.

Q: What do you find attractive about the older mortgage securities?

A: The Portfolio's older mortgages were typically originated in the 1970s, at interest rates similar to today's levels. As a result, there is very little incentive for homeowners to refinance. That means very stable cash flows for investors and a continuing attractive yield advantage over Treasury bonds with similar maturities. And equally as important, that renewed focus on older mortgages tends to provide an added degree of protection against prepayment risk in the event that overall prepayment rates rise significantly in coming months.

Q: Did you make any adjustments to the Portfolio's duration during the year?

A: From the standpoint of duration, we made some minor adjustments to take advantage of the changes in market conditions. Naturally, when the global crisis began in October there was a strong shift of global investment to the U.S. bond market. We were able to participate in that rally as a result of a slight extension in duration to the 3.5 year range. However, the Portfolio's duration remained within the 2.5-to-3.5 year range throughout the calendar year.

Q: What is your outlook for the mortgage securities market in the coming year?

A: The outlook for bonds in general is good. The economy has been growing at a sustainable pace with very low inflation. The recent downturn in Asia could have a slightly dampening effect on the U.S. economy. Therefore, there is relatively little likelihood that the Federal Reserve will raise interest rates dramatically in the near future.

For the mortgage-backed securities market, prepayment rates are the key determinant. If interest rates remain at these low levels, we can expect prepayments on generic MBS to rise, causing all mortgage spreads to widen. In fact, in the closing months of 1997, there were some early indications of rising prepayment rates.

Naturally, past performance is not necessarily an accurate indicator of future trends. But if we enter a longer-term period of relatively stable interest rates, conservative, income-oriented investors will likely continue to find good opportunities within the mortgage-backed securities market.

EV Marathon Government Obligations Fund as of December 31, 1997

Management Discussion Cont'd


Comparison of Change in Value of a $10,000 Investment in EV Marathon Government Obligations Fund vs. the
Lipper Intermediate Govt. Fund Group Average and the Lehman
Bros. Intermediate Govt. Bond Index Nov. 30, 1993, through Dec. 31, 1997

                           [LINE GRAPH APPEARS HERE]

                                                                                 EV Marathon
                                                                                 Government
                EV Marathon Govt       Lehman Avg. Govt.     Lipper Int. Govt    Obligations
Date            Obligations Fund           Bond Index            Fund Avg.          Fund**
----            ----------------       -----------------     ----------------    -----------
11/30/93            $10,000                 $10,000               $10,000
12/31/93            $10,065                 $10,041               $10,040
 1/31/94            $10,168                 $10,140               $10,122
 2/28/94            $10,065                 $10,001               $10,003
 3/31/94             $9,917                  $9,855                $9,861
 4/30/94             $9,827                  $9,791                $9,781
 5/31/94             $9,809                  $9,798                $9,768
 6/30/94             $9,799                  $9,800                $9,761
 7/31/94             $9,906                  $9,929                $9,859
 8/31/94             $9,941                  $9,957                $9,879
 9/30/94             $9,848                  $9,875                $9,808
10/31/94             $9,853                  $9,877                $9,810
11/30/94             $9,819                  $9,832                $9,768
12/31/94             $9,855                  $9,865                $9,791
 1/31/95            $10,005                 $10,026                $9,930
 2/28/95            $10,197                 $10,219               $10,096
 3/31/95            $10,253                 $10,275               $10,144
 4/30/95            $10,351                 $10,394               $10,241
 5/31/95            $10,610                 $10,688               $10,485
 6/30/95            $10,661                 $10,756               $10,541
 7/31/95            $10,645                 $10,761               $10,543
 8/31/95            $10,762                 $10,851               $10,627
 9/30/95            $10,825                 $10,923               $10,695
10/31/95            $10,970                 $11,043               $10,803
11/30/95            $11,067                 $11,178               $10,920
12/31/95            $11,165                 $11,289               $11,023
 1/31/96            $11,230                 $11,384               $11,103
 2/28/96            $11,102                 $11,263               $10,995
 3/31/96            $11,066                 $11,211               $10,955
 4/30/96            $11,046                 $11,179               $10,928
 5/31/96            $11,011                 $11,173               $10,920
 6/30/96            $11,152                 $11,287               $11,008
 7/31/96            $11,175                 $11,322               $11,043
 8/31/96            $11,167                 $11,335               $11,051
 9/30/96            $11,334                 $11,481               $11,182
10/31/96            $11,496                 $11,669               $11,343
11/30/96            $11,651                 $11,810               $11,463
12/31/96            $11,568                 $11,746               $11,415
 1/31/97            $11,597                 $11,791               $11,463
 2/28/97            $11,672                 $11,810               $11,487
 3/31/97            $11,617                 $11,743               $11,433
 4/30/97            $11,708                 $11,875               $11,542
 5/31/97            $11,776                 $11,968               $11,617
 6/30/97            $11,861                 $12,070               $11,708
 7/31/97            $12,084                 $12,292               $11,885
 8/31/97            $12,011                 $12,244               $11,856
 9/30/97            $12,122                 $12,377               $11,965
10/31/97            $12,232                 $12,522               $12,071
11/30/97            $12,240                 $12,550               $12,091
12/31/97            $12,331                 $12,653               $12,181          $12,147

Performance+
---------------------------------------------------------------

Average Annual Total Returns (at net asset value)
---------------------------------------------------------------
One year                                                   6.6%
Life of Fund (11/1/93)                                     5.1

SECAverage Annual Total Returns (including applicable CDSC)
---------------------------------------------------------------
One year                                                   1.6%
Life of Funds (11/1/93)                                    4.7

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 11/1/93. Index information is only available at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

   The chart compares the Fund's total return with that of the Lehman Brothers Intermediate Government Bond Index, a broad-based, unmanaged market index of intermediate-maturity, U.S. government bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** This figure represents the Fund's performance including the Fund's applicable
   CDSC based on the following schedule: 5%-1st year; 5%-2nd year; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year. .

+ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect applicable CDSC.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost.

EV Marathon Government Obligations Fund as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1997
Assets
--------------------------------------------------------------------------------
Investment in Government Obligations Portfolio (Portfolio),
   at value (Note 1A) (identified cost, $116,337,056)             $ 118,430,753
Receivable for Fund shares sold                                       4,017,685
Deferred organization expenses (Note 1D)                                  4,017
--------------------------------------------------------------------------------
Total assets                                                      $ 122,452,455
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Dividends payable                                                 $     353,103
Payable for Fund shares redeemed                                        202,459
Payable to affiliate for Trustees' fees (Note 5)                            843
Accrued expenses                                                         52,582
--------------------------------------------------------------------------------
Total liabilities                                                 $     608,987
--------------------------------------------------------------------------------
Net Assets for 13,336,478 shares of beneficial
   interest outstanding                                           $ 121,843,468
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                   $ 126,799,069
Accumulated net realized loss on investments from Portfolio
   (computed on the basis of identified cost)                        (6,696,194)
Accumulated distributions in excess of net investment income           (353,104)
Net unrealized appreciation of investments from Portfolio
   (computed on the basis of identified cost)                         2,093,697
--------------------------------------------------------------------------------
Total                                                             $ 121,843,468
--------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption
Price Per Share (Note 7)
--------------------------------------------------------------------------------
($121,843,468 / 13,336,478 shares of beneficial
   interest outstanding)                                          $        9.14
--------------------------------------------------------------------------------


Statement of Operations

For the Year Ended
December 31, 1997
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Interest income allocated from Portfolio                           $ 10,365,899
Expenses allocated from Portfolio                                      (980,154)
--------------------------------------------------------------------------------
Net investment income from Portfolio                               $  9,385,745
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Compensation of Trustees not members of the
   Administrator's organization (Note 5)                           $      3,328
Distribution fees (Note 6)                                            1,127,997
Transfer and dividend disbursing agent fees                             115,432
Printing and postage                                                     29,585
Registration fees                                                        20,107
Legal and accounting services                                            15,520
Custodian fee                                                            14,831
Amortization of organization expenses (Note 1D)                           4,800
Miscellaneous                                                             9,964
--------------------------------------------------------------------------------
Total expenses                                                     $  1,341,564
--------------------------------------------------------------------------------


Net investment income                                              $  8,044,181
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)                  $(1,220,920)
   Financial futures contracts                                         (583,944)
--------------------------------------------------------------------------------
Net realized loss on investment transactions                        $(1,804,864)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments                                                     $  1,543,106
   Financial futures contracts                                         (331,069)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   of investments                                                  $  1,212,037
--------------------------------------------------------------------------------


Net realized and unrealized loss on investments                    $   (592,827)
--------------------------------------------------------------------------------


Net increase in net assets from operations                         $  7,451,354
--------------------------------------------------------------------------------


                       See notes to financial statements

EV Marathon Government Obligations Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                        Year Ended         Year Ended
in Net Assets                              December 31, 1997  December 31, 1996
--------------------------------------------------------------------------------
From operations --
   Net investment income                       $   8,044,181      $   8,064,933
   Net realized loss on
     investment transactions                      (1,804,864)        (1,364,301)
   Net change in unrealized appreciation
      (depreciation) of investments                1,212,037         (2,417,180)
--------------------------------------------------------------------------------
Net increase in net assets from operations     $   7,451,354      $   4,283,452
--------------------------------------------------------------------------------

Distributions to shareholders (Note 2) --
   From net investment income                  $  (8,044,181)     $  (8,064,933)
   In excess of net investment income                (33,053)           (37,458)
   From tax return of capital                       (120,111)                --
--------------------------------------------------------------------------------
Total distributions to shareholders            $  (8,197,345)     $  (8,102,391)
--------------------------------------------------------------------------------

Transactions in shares of beneficial
   interest (Note 3) --
   Proceeds from sale of shares                $  65,900,587      $  38,246,325
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared                       3,222,758          3,172,909
   Cost of shares redeemed                       (66,916,630)       (34,382,507)
--------------------------------------------------------------------------------
Net increase in net assets from Fund
   share transactions                          $   2,206,715      $   7,036,727
--------------------------------------------------------------------------------


Net increase in net assets                     $   1,460,724      $   3,217,788
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                           $ 120,382,744      $ 117,164,956
--------------------------------------------------------------------------------
At end of year                                 $ 121,843,468      $ 120,382,744
--------------------------------------------------------------------------------


Accumulated
distributions in excess
of net investment income
included in net assets
--------------------------------------------------------------------------------
At end of year                                 $    (353,104)     $    (320,051)
--------------------------------------------------------------------------------


                       See notes to financial statements

EV Marathon Government Obligations Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                           Year Ended December 31,
                                                        --------------------------------------------------------------
                                                          1997         1996          1995        1994         1993*
----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $9.190       $9.500       $ 8.990       $9.930     $10.000
----------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------
Net investment income                                    $0.625       $0.631       $ 0.640       $0.658      $0.126
Net realized and unrealized gain (loss) on investments   (0.039)      (0.307)        0.520       (0.865)     (0.062)
----------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                      $0.586       $0.324       $ 1.160      $(0.207)     $0.064
----------------------------------------------------------------------------------------------------------------------


Less distributions
----------------------------------------------------------------------------------------------------------------------
From net investment income                              $(0.624)     $(0.631)      $(0.635)     $(0.658)    $(0.126)
In excess of net investment income                       (0.003)      (0.003)       (0.015)      (0.075)     (0.008)
From tax return of capital                               (0.009)          --            --           --          --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                     $(0.636)     $(0.634)      $(0.650)     $(0.733)    $(0.134)
----------------------------------------------------------------------------------------------------------------------


Net asset value -- End of year                           $9.140       $9.190       $ 9.500       $8.990      $9.930
----------------------------------------------------------------------------------------------------------------------


Total Return/(1)/                                          6.59%        3.62%        13.29%       (2.09)%      0.25%
----------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                $121,843     $120,383      $117,165      $85,935     $20,951
Ratio of expenses to average daily net assets/(2)/         1.97%        1.89%         1.84%        1.83%       2.06%+
Ratio of net investment income to average daily net
   assets                                                  6.83%        6.83%         6.81%        6.91%       5.83%+
----------------------------------------------------------------------------------------------------------------------

+    Annualized.
* For the period from the start of business, November 1, 1993 to December 31, 1993.
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(2)/Includes the Fund's share of its Portfolio's allocated expenses.


                       See notes to financial statements

EV Marathon Government Obligations Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   EV Marathon Government Obligations Fund (the Fund) is a diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series of Eaton Vance Mutual Funds Trust. The Fund invests all of its investable assets in interests in the Government Obligations Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (27.3% at December 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with the generally accepted accounting principles.

   On June 23, 1997, the Board of Trustees approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the EV Traditional Government Obligations Fund (the Successor Fund), a separate series of the Trust, would acquire substantially all of the assets and liabilities of the Fund (the Acquired Fund). The transaction will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. The Trust will issue and deliver to the Acquired Fund a number of full and fractional shares of beneficial interest of a separate class of the Successor Fund (Class B shares), which will be equal in value to the net asset values per share of the Acquired Fund multiplied by the number of full and fractional shares of the Acquired Fund then outstanding. Such transaction will occur after the close of business, on December 31, 1997.

   Effective January 1, 1998, the EV Traditional Government Obligations Fund changed its name to Eaton Vance Government Obligations Fund.

   A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

   C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryover of $5,864,358, which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover will be transferred to the Successor Fund upon date of merger and will be available to the Successor Fund subject to certain limitations. Such capital loss carryover will expire on December 31, 2001 ($38,553), December 31, 2002. ($1,862,193), December 31, 2003, ($199,075), December 31, 2004 ($2,453,723),
   and December 31, 2005 ($1,310,814).

   D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

   E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

EV Marathon Government Obligations Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


2  Distributions to Shareholders
   -----------------------------------------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or net realized gain on investments. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest
   -----------------------------------------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                   Year Ended December 31,
                                               -------------------------------
                                                  1997                 1996
------------------------------------------------------------------------------
Sales                                           7,217,923           4,137,906

Issued to shareholders electing to
  receive payments of distributions
  in Fund shares                                  352,656             343,662

Redemptions                                    (7,329,648)         (3,723,538)
------------------------------------------------------------------------------
Net increase                                      240,931             758,030
------------------------------------------------------------------------------


4  Investment Transactions
   -----------------------------------------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1997, aggregated $62,561,529 and $73,748,785, respectively.

5  Transactions with Affiliates
   -----------------------------------------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Certain of the officers and Trustees of the Fund and Portfolio are officers and trustees of the above organizations (Note 6). Except as to Trustees of the Fund and the Portfolio who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee earned by BMR.

6  Distribution Plan
   -----------------------------------------------------------------------------
   The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus,
   (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 7) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid or accrued $883,061 to or payable to EVD for the year ended December 31, 1997, representing 0.75% of average daily net assets. At December 31, 1997, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $4,228,000.

   In addition, the Plan authorizes the Fund to make quarterly payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25%

EV Marathon Government Obligations Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   per annum, of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Provision for service fee payments for the year ended December 31, 1997 amounted to $244,936.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

7  Contingent Deferred Sales Charge
   -----------------------------------------------------------------------------
   A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions.

   The CDSC is imposed at rates beginning at 5% in the first and second year of redemption after purchase declining one percentage point in each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $467,000 of CDSC paid by shareholders for the year ended December 31, 1997.

EV Marathon Government Obligations Fund  as of December 31, 1997

INDEPENDENT ACCOUNTANTS' REPORT


To the Shareholders and Board of Trustees
of EV Marathon Government Obligations Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of EV Marathon Government Obligations Fund, a series of Eaton Vance Mutual Funds Trust, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from November 1, 1993 (start of business) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Marathon Government Obligations Fund, a series of Eaton Vance Mutual Funds Trust, as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the four years in the period then ended and for the period from November 1, 1993 (start of business) to December 31, 1993, in conformity with generally accepted accounting principles.



                                                   COOPERS & LYBRAND L.L.P.
                                                   Boston, Massachusetts
                                                   February 6, 1998

Government Obligations Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS


Mortgage Pass-Throughs -- 95.3%


                                                    Principal
                                                    Amount
                                                    (000's omitted)      Value
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
     4.50%, with maturity at 2000                    $         2     $     2,050
     4.75%, with various maturities to 2002                    8           7,265
     5.00%, with various maturities to 2003                  338         329,409
     5.25%, with various maturities to 2005                  164         160,633
     5.50%, with various maturities to 2011                  652         642,061
     6.00%, with various maturities to 2022                2,235       2,218,877
     6.25%, with various maturities to 2013                  591         589,099
     6.50%, with various maturities to 2022                7,184       7,210,595
     6.75%, with various maturities to 2011                5,988       6,023,790
     7.00%, with various maturities to 2019                9,886      10,017,823
     7.25%, with maturity at 2003                          1,096       1,110,633
     7.50%, with various maturities to 2020               13,867      14,260,442
     7.75%, with various maturities to 2018                2,860       2,946,945
     8.00%, with various maturities to 2026               25,281      26,325,212
     8.25%, with various maturities to 2011               12,326      12,900,308
     8.50%, with various maturities to 2018               17,377      18,287,577
     8.75%, with various maturities to 2016               14,890      15,690,351
     9.00%, with various maturities to 2020                7,947       8,495,295
     9.25%, with various maturities to 2010                4,736       5,062,683
     9.50%, with various maturities to 2016                  922         994,138
     10.00%, with various maturities to 2017                 227         250,739
     11.00%, with various maturities to 2019               1,898       2,150,339
     12.00%, with various maturities to 2019               2,103       2,439,355
     12.25%, with various maturities to 2019               2,675       3,130,466
     12.50%, with various maturities to 2019               8,379       9,864,920
     12.75%, with various maturities to 2015               1,036       1,213,165
     13.00%, with various maturities to 2019               3,273       3,880,782
     13.25%, with various maturities to 2019                 363         436,391
     13.50%, with various maturities to 2015               4,027       4,775,937
     13.75%, with various maturities to 2014                  48          57,816
     14.00%, with various maturities to 2016               1,989       2,410,748
     14.50%, with various maturities to 2014                 207         252,048
     14.75%, with maturity at 2010                           713         864,218
     15.00%, with various maturities to 2013                 794         991,294
     15.25%, with maturity at 2012                           144         182,666
     15.50%, with various maturities to 2012                 166         207,181
     16.00%, with various maturities to 2012                  74          94,440
     16.25%, with various maturities to 2012                 212         270,401
--------------------------------------------------------------------------------
                                                                    $166,748,092
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
     0.25%, with maturity at 2014                    $       155     $   132,730
     3.50%, with maturity at 2007                            104          97,870
     4.50%, with maturity at 1999                              3           3,036
     5.00%, with various maturities to 2017                  595         578,105
     5.25%, with various maturities to 2006                  136         132,335
     5.50%, with various maturities to 2006                  284         279,849
     5.75%, with maturity at 2003                             90          88,678
     6.00%, with various maturities to 2010               13,999      13,877,700
     6.25%, with various maturities to 2007                  382         381,071
     6.50%, with various maturities to 2017                1,029       1,033,439
     6.75%, with various maturities to 2007                  740         742,987
     7.00%, with various maturities to 2018                5,260       5,335,888
     7.25%, with various maturities to 2017                1,548       1,582,933
     7.50%, with various maturities to 2020                9,938      10,228,745
     7.75%, with various maturities to 2008                1,110       1,147,700
     8.00%, with various maturities to 2019               28,265      29,489,418
     8.25%, with various maturities to 2020               13,283      13,896,208
     8.50%, with various maturities to 2020               23,375      24,674,966
     8.75%, with various maturities to 2017                1,157       1,225,120
     9.00%, with various maturities to 2020                9,395      10,108,114
     9.25%, with various maturities to 2016                3,686       3,976,373
     9.50%, with maturity at 2009                            224         243,778
     9.75%, with maturity at 2019                            349         384,293
     11.00%, with various maturities to 2010                 477         537,440
     11.50%, with various maturities to 2016               5,428       6,265,740
     11.75%, with various maturities to 2015               1,689       1,957,170
     12.00%, with various maturities to 2020              12,006      14,013,459
     12.25%, with various maturities to 2015               2,851       3,359,703
     12.50%, with various maturities to 2021              12,992      15,341,311
     12.75%, with various maturities to 2014               1,417       1,680,603
     13.00%, with various maturities to 2019              10,327      12,424,176
     13.25%, with various maturities to 2015               1,811       2,176,457
     13.50%, with various maturities to 2015               3,901       4,730,954
     13.75%, with various maturities to 2014                 140         170,035
     14.00%, with various maturities to 2014                 672         823,845
     14.25%, with various maturities to 2014                 157         195,954
     14.50%, with various maturities to 2014                 219         270,059
     14.75%, with various maturities to 2012               3,405       4,248,338
     15.00%, with various maturities to 2013               2,748       3,453,791
     15.50%, with various maturities to 2012                 844       1,069,993
     15.75%, with maturity at 2011                            23          30,019
     16.00%, with various maturities to 2012                 286         365,800
--------------------------------------------------------------------------------
                                                                    $192,756,183
--------------------------------------------------------------------------------
Government National Mortgage Assn.:
     5.50%, with maturity at 1999                    $         3     $     2,581
     6.50%, with various maturities to 2002                  400         400,041
     7.25%, with various maturities to 2022                3,703       3,849,766
     7.50%, with maturity at 2017                            945         996,299
     8.00%, with various maturities to 2017               17,112      17,955,719



                       See notes to financial statements

Government Obligations Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


                                                 Principal
                                                 Amount
                                                 (000's omitted)     Value
--------------------------------------------------------------------------------
     8.25%, with various maturities to 2008          $       436   $     460,343
     8.50%, with various maturities to 2018                1,408       1,506,323
     9.00%, with maturity at 2011                            393         424,179
     11.50%, with maturity at 2013                           241         278,714
     12.00%, with various maturities to 2015               3,044       3,570,800
     12.50%, with various maturities to 2015              13,385      15,899,295
     13.00%, with various maturities to 2014               1,027       1,235,030
     13.50%, with various maturities to 2013                 257         310,433
     14.00%, with various maturities to 2015                 116         143,276
     14.50%, with various maturities to 2014                 407         509,910
     15.00%, with various maturities to 2013                 509         643,549
     16.00%, with various maturities to 2012                 300         388,150
--------------------------------------------------------------------------------
                                                                   $  48,574,408
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations:

    Federal Home Loan Mortgage Corp
        Series B Class 3, 12.5%, due 2013
        Collateral 100% FHLMC PC                     $       152   $     176,925

    Federal National Mortgage Assn
        Series 93-73E, 6.35%, due 2019
        Collateral 100% FNMA MBS                           3,000       2,979,375

    Salomon Brothers Mortgage
        Securities II, Inc.
        11.5%, due 2015                                    1,240       1,333,920
--------------------------------------------------------------------------------
                                                                   $   4,490,220
--------------------------------------------------------------------------------

Total Mortgage Pass-Throughs
     (identified cost, $404,902,438)                               $ 412,568,903
--------------------------------------------------------------------------------

U.S. Treasury Obligations -- 18.6%


                                                 Principal
                                                 Amount
                                                 (000's omitted)     Value
--------------------------------------------------------------------------------
U.S. Treasury Bond, 7.125%, 2/15/23+                 $     6,000   $   6,850,314
U.S. Treasury Bond, 12.000%, 8/15/13++                    50,000      73,718,750
--------------------------------------------------------------------------------

Total U.S. Treasury Obligations
     (identified cost, $67,368,569)                                $  80,569,064
--------------------------------------------------------------------------------

Short-Term Investments -- 0.2%


                                                 Principal
                                                 Amount
                                                 (000's omitted)     Value
--------------------------------------------------------------------------------
Banque National de Paris Euro Time-deposit Cayman
Island, 5.750%, 1/02/98                              $       900   $     900,000
--------------------------------------------------------------------------------

Total Short-Term Investments
     (identified cost, $900,000)                                   $     900,000
--------------------------------------------------------------------------------

Total Investments -- 114.1%
     (identified cost $473,171,007)                                $ 494,037,967
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- (14.1)%                          $(60,930,973)
--------------------------------------------------------------------------------


Net Assets -- 100%                                                 $433,106,994
--------------------------------------------------------------------------------
+ Security (or a portion thereof) has been pledged as collateral for futures contracts.

++   A portion of this security is on loan at December 31, 1997 (See Note 5).


                       See notes to financial statements

Government Obligations Portfolio as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1997
Assets
--------------------------------------------------------------------------------
Investments, at value (Note 1A)
   (identified cost, $473,171,007)                                 $494,037,967
Cash                                                                     69,736
Receivable for investments sold                                       1,187,126
Interest receivable                                                   5,810,946
Deferred organization expenses (Note 1H)                                  3,141
--------------------------------------------------------------------------------
Total assets                                                       $501,108,916
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                                  $  5,908,008
Payable for daily variation margin on open
   financial futures contracts (Note 1G)                                199,229
Liability for collateral received for securities
   loaned (Note 5)                                                   61,812,000
Payable to affiliate for Trustees'
   fees (Note 3)                                                          4,764
Accrued expenses                                                         77,921
--------------------------------------------------------------------------------
Total liabilities                                                  $ 68,001,922
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio          $433,106,994
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals            $412,607,422
Net unrealized appreciation of investments (computed on the
   basis of identified cost)                                         20,499,572
--------------------------------------------------------------------------------
Total                                                              $433,106,994
--------------------------------------------------------------------------------


Statement of Operations

For the Year Ended
December 31, 1997
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Interest income                                                    $ 38,681,716
--------------------------------------------------------------------------------
Total income                                                       $ 38,681,716
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee (Note 3)                                    $  3,305,992
Compensation of Trustees not members of the
   Investment Adviser's organization (Note 3)                            19,263
Custodian fee                                                           196,940
Legal and accounting services                                            45,097
Amortization of organization expenses (Note 1H)                           3,811
Miscellaneous                                                            85,571
--------------------------------------------------------------------------------
Total expenses                                                     $  3,656,674
--------------------------------------------------------------------------------


Net investment income                                              $ 35,025,042
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)                 $ (4,772,453)
   Financial futures contracts                                       (2,072,153)
--------------------------------------------------------------------------------
Net realized loss on investment transactions                       $ (6,844,606)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                             $  5,657,614
   Financial futures contracts                                       (1,242,597)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   of investments                                                  $  4,415,017
--------------------------------------------------------------------------------

Net realized and unrealized loss on investments                    $ (2,429,589)
--------------------------------------------------------------------------------

Net increase in net assets from operations                         $ 32,595,453
--------------------------------------------------------------------------------


                       See notes to financial statements

Government Obligations Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                         Year Ended         Year Ended
in Net Assets                               December 31, 1997  December 31, 1996
--------------------------------------------------------------------------------
From operations --
   Net investment income                       $  35,025,042      $  37,858,369
   Net realized loss on
      investment transactions                     (6,844,606)        (5,404,267)
   Net change in unrealized
      appreciation (depreciation)
      of investments                               4,415,017        (10,812,405)
--------------------------------------------------------------------------------
Net increase in net assets
   from operations                             $  32,595,453      $  21,641,697
--------------------------------------------------------------------------------
Capital transactions --
   Contributions                               $ 163,961,740      $  66,333,513
   Withdrawals                                  (218,972,747)      (154,241,567)
--------------------------------------------------------------------------------
Net decrease in net assets from
   capital transactions                        $ (55,011,007)     $ (87,908,054)
--------------------------------------------------------------------------------

Net decrease in net assets                     $ (22,415,554)     $ (66,266,357)
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                           $ 455,522,548      $ 521,788,905
--------------------------------------------------------------------------------
At end of year                                 $ 433,106,994      $ 455,522,548
--------------------------------------------------------------------------------

                       See notes to financial statements

Government Obligations Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                           Year Ended December 31,
                                                      ----------------------------------------------------------------
                                                         1997         1996         1995         1994         1993*
----------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
----------------------------------------------------------------------------------------------------------------------
Expenses                                                  0.83%        0.82%        0.82%        0.80%         0.86%+
Net investment income                                     7.95%        7.88%        7.82%        8.03%         8.46%+
Portfolio Turnover                                          20%          11%          19%          35%           42%
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)               $433,107     $455,523     $521,789     $515,670      $537,297
----------------------------------------------------------------------------------------------------------------------

+ Annualized.

* For the period from the start of business, October 28, 1993 to December 31, 1993.

                       See notes to financial statements

Government Obligations Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Government Obligations Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York in 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuation -- Mortgage backed, "pass-through" securities are valued using an independent matrix pricing system applied by the adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Debt securities (other than mortgage backed, "pass-through" securities) are normally valued at the mean between the latest available bid and asked prices for securities for which the over-the-counter market is the primary market. Debt securities may also be valued on the basis of valuations furnished by a pricing service. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value.

   B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of discount when required for federal income tax purposes.

   C Gains and Losses From Security Transactions -- For book purposes, gains or losses are not recognized until disposition. For federal tax purposes, the Portfolio has elected, under Section 1092 of the Internal Revenue Code, to utilize mixed straddle accounting for certain designated classes of activities involving options and financial futures contracts in determining recognized gains or losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-Section 1256 positions (bonds, etc.) are marked-to-market on a daily basis resulting in the recognition of taxable gains or losses on a daily basis. Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

   D Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   E Written Options -- Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

   F Purchased Options -- Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the

Government Obligations Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. For tax purposes, the Portfolio's options are generally subject to the mixed straddle rules described in Note 1C, and unrealized gains or losses are recognized on a daily basis.

   G Financial Futures Contracts -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount ("initial margin") either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

   If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. For tax purposes, such futures contracts are generally subject to the mixed straddle rules described in Note 1C, and unrealized gains or losses are recognized on a daily basis.

   H Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by the credits which are determined based on the average cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expense on the Statement of Operations.

   J Other -- Investment transactions are accounted for on the date the investments are purchased or sold.

   K Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2  Purchases and Sales of Investments
   -----------------------------------------------------------------------------
   Purchases, sales and paydowns of investments, other than short-term obligations, aggregated $100,515,430, $32,669,268 and $85,183,347, respectively.


3  Investment Adviser Fee and Other Transactions
   with Affiliates
   -----------------------------------------------------------------------------
   The investment adviser fee, computed at the monthly rate of 0.0625% (0.75% per annum) of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. For the year ended December 31, 1997, the fee was equivalent to 0.75% of the Portfolio's average net assets for such period and amounted to $3,305,992. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1997, no significant amounts have been deferred.

Government Obligations Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


4  Line of Credit
   -----------------------------------------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a committed $100 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the year ended December 31, 1997 was $2,661,326 and the average interest rate was 6.3%. The maximum borrowing outstanding at any time during the year ended December 31, 1997 was $8,165,000.


5  Securities Lending Agreement
   -----------------------------------------------------------------------------
   The Portfolio has established a securities lending agreement with a broker in which the Portfolio lends portfolio securities to the broker in exchange for collateral consisting of either cash or U.S. government securities. Under the agreement, the Portfolio continues to earn interest on the securities loaned. Collateral received is generally cash, and the Portfolio invests the cash and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund offsets a portion of the interest income received. During the year ended December 31, 1997, the value of the securities loaned and the value of the collateral typically amounted to approximately $59,000,000 and $62,000,000, respectively.


6  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investment securities owned at December 31, 1997, as computed on a federal income tax basis, were as follows:


    Aggregate cost                                                $473,171,007
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                                 $ 22,243,358

    Gross unrealized depreciation                                   (1,376,398)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                                   $ 20,866,960
    ----------------------------------------------------------------------------


7  Financial Instruments
   -----------------------------------------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at December 31, 1997 is as follows:


   Futures Contracts
   -----------------------------------------------------------------------------

   Expiration                                                  Net Unrealized
   Date         Contracts                     Position         Depreciation
   -----------------------------------------------------------------------------
   3/98         850 US Treasury Five Year
                Note Futures                  Short             $  (367,388)
   -----------------------------------------------------------------------------

   At December 31, 1997, the Portfolio had sufficient cash and/or securities to cover margin requirements on any open futures contracts.

Government Obligations Portfolio as of December 31, 1997

INDEPENDENT ACCOUNTANTS' REPORT



To the Board of Trustees and Investors
of Government Obligations Portfolio:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Government Obligations Portfolio, including the portfolio of investments, as of December 31, 1997, and the related statement of operations for year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended and for the period from October 28, 1993 (start of business), to December 31, 1993. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Government Obligations Portfolio as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the four years in the period then ended and for the period from October 28, 1993 (start of business) to December 31, 1993, in conformity with generally accepted accounting principles.



                                                 COOPERS & LYBRAND L.L.P.
                                                 Boston, Massachusetts
                                                 February 6, 1998

EV Marathon Government Obligations Fund as of December 31, 1997

INVESTMENT MANAGEMENT


EV Marathon Government Obligations Fund

Officers

M. Dozier Gardner
President and Trustee

James B. Hawkes
Vice President and Trustee

William H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Government Obligations Portfolio

Officers

M. Dozier Gardner
President and Trustee

James B. Hawkes
Vice President and Trustee

Susan Schiff
Vice President and
Portfolio Manager

Mark S. Venezia
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

                      This Page Intentionally Left Blank

Investment Advisor of
Government Obligations Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110


Administrator of EV Marathon
Government Obligations Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109




EV Marathon Government
Obligations Fund
24 Federal Street
Boston, MA 02110



--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------